UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2019

Commission file number: 1-03319

Mineral Mountain Mining & Milling Company
(Exact name of registrant as specified in its charter)

Idaho	82-0144710
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

13 Bow Circle, Suite 170. Hilton Head, SC	29928
(Address of Registrant’s Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (917) 587-8153

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2019, Mineral Mountain Mining & Milling Company (“Mineral Mountain” or “Company”) entered into two Share Exchange Agreements (collectively the “SEA’s”), one with PR345, Inc. (“PR345”), a newly organized Texas corporation, and one with NuAxess 2, Inc. (“NuAxess”), a newly organized Delaware corporation. in which the Company agreed to acquire the all of the capital stock of P345, Inc. and NuAxess 2, Inc. in exchange of the issuance of shares of Series C and D Preferred Stock, par value $0.10 per share, to the shareholders of PR345 and NuAxess. The Share Exchange Agreements are filed herewith as Exhibits 2.1 and 2.2, respectively.

The entry into the two SEA’s with PR345 and NuAxess was authorized and approved by resolutions approved by the Company’s Board of Directors on March 17, 2019 in furtherance of the Company’s plan, as disclosed in its registration statement declared effective by the SEC on March 8, 2019, Registration No. 333-227839, to diversify its business beyond its historic mining operations (the “MMMM Mining Operations”).

PR345 is a minority-owned business enterprise that was formed to provide staffing services to a variety of industries as well as back office services including accounting, payroll and a full complement of HR benefits in its role as a Professional Employer Organization. NuAxess serves as a full service financial, employee benefit and insurance consulting company providing health plans and comprehensive benefits to employees of small and medium size businesses.

Upon the closing of the SEA’s (the “Closing”) PR345 and NuAxess will become wholly-owned subsidiaries of Mineral Mountain in exchange for the issuance of 400,000 shares of newly designated Series C Convertible Preferred Stock (the “Series C Shares”), with 200 Series C Shares issuable to Sunlight Financial, LLC, a Texas limited liability company and the control shareholder of PR345, owning 75% of its capital stock, and 200,000 Series C Shares issuable to IDH Holdings 2, Inc., a Delaware corporation and the control shareholder of NuAxess, owning 75% of the capital stock its capital stock.

At the Closing, the minority shareholders of PR345 and NuAxess will each be issued 200,000 shares of newly designated Series D Convertible Preferred Stock (“the Series D Shares”), which shares shall have a Beneficial Ownership Limitation. The Series C and Series D Preferred Stock is convertible into 92.5% of the outstanding common stock as of the date of Closing. Reference is made to the disclosure under Item 3.02, “Unregistered Sales of Equity Securities” below. The outstanding common stock holders of the Company at the Closing shall retain 7.5% of the issued and outstanding common stock, par value $0.001 (the “Common Stock”), which Common Stock will be subject to dilution upon the conversion on existing convertible notes and subsequently issued convertible note issued for the purpose of funding the MMMM Mining Operations, subject to certain anti-dilution protections as set forth in the SEA’s.

In addition, at the Closing the Company shall place in escrow the shares of Series B Super Voting Preferred Stock issued in the name of its Chairman, Sheldon Karasik, to be released to IDH Holdings 2 or its designee at or after Closing, which shares were issued on March 21, 2019, pursuant to resolutions of the Board of Directors dated November 5, 2018. The Certificate of Designation for the Series B Super Voting Preferred Stock is attached as Exhibit 99.1 hereto.

The Closing of both SEA’s is subject to the satisfaction at or prior to the Closing (no later than April 9, 2019) Conditions to Closing contained in Section 1.03. The Company references the SEA’s filed herewith as Exhibits 2.1 and 2.2 for a complete description of the Conditions of Closing.

The Company currently owns and controls two wholly-owned subsidiaries, Nomadic Gold Mines, Inc. and Lander Gold Mines, Inc. (collectively the “MMMM Mining Subsidiaries”), each of which has exclusive rights to and/or owns mining claims in the States of Alaska and Wyoming, respectively. Since its inception, the Company has not generated significant revenues and during the past two fiscal years ended September 30, 2017 and 2018, the Company generated no operational revenues and had limited liquid assets. The Company believes that in order for it to be successful in its mining operations and in order to diversify its business and generate revenue from its mining and other business operations, it is in its best interests and in the interests of its shareholders to enter into separate share exchange agreements with NuAxess and PR345.

2

The Company has determined to enter into the NuAxess SEA because of the reasonably based projected growth potential and new business opportunities afforded by NuAxess’ business plan which, in substance, provides that NuAxess shall: (i) serve as a full service financial, employee benefit and insurance consulting company offering, either directly or indirectly, through proven third parties, innovative ways to provide employees of client companies with affordable and manageable health plans and comprehensive benefits, based upon a new system being developed throughout the country for the rapidly expanding market of small and medium-sized businesses (SMBs) which are experiencing significant problems with their existing programs, to the extent that they even provide programs because of their costs and complexities; (ii) creating an international professional employer association (IPEA) headquartered in San Juan, Puerto Rico, that will sponsor and provide professional outreach programs offering health insurance, healthcare and financial education to its PEO and financial services members globally; and (iii) additionally, the IPEA will offer these and other services to leading rural hospital providers via a proprietary program called ‘Community Health Exchanges’, which will work directly with SMB employers in rural communities providing access to private insured health plans with contracted medical services through the rural hospitals.

The Company has determined to enter into the PR345 SEA because of the reasonably based projected growth potential and new business opportunities afforded by PR345’s business plan which, in substance, provides that PR345, a designated minority-owned business enterprise consulting firm, shall: (i) provide specialized staffing services for a variety of professional industries including, but not limited to, medical, education, financial services, technology and hospitality, among others; (ii) provide specific back office services including accounting, payroll, and a full complement of Human Resource (HR) benefits; and (iii) either directly or indirectly through third-party relationships and strategic affiliations, acts as a Professional Employer Organization (PEO).

The SEA’s provide that PR345 and/or NuAxess shall provide or otherwise secure for the benefit of the MMMM Mining Operations, which shall be operated by the MMMM Mining Subsidiaries, 75% of which will be owned by a private entity and 25% of which will be retained by the Company after the Closing. The new privately- owned company, the owner of 75% of the MMMM Mining Subsidiaries, will assume responsibility for 100% of the liabilities of the MMMM Mining Subsidiaries.

The Closing of both SEA’s is subject to the satisfaction at or prior to the Closing (no later than April 9, 2019) of the Conditions to Closing set forth in Section 1.03 of the respective SEA’s. Those Conditions of Closing include, but are not limited to: (i) filing of Certificates of Designation for the Series B Super Voting Preferred Stock and the Series C and Series D Preferred Stock; (ii) Felix Keller, a member of the Board since October 23, 2017, shall resign as a member of the Board of Directors of the Company; and (iii) the Board of Directors of the Company shall appoint Carl Dorvil, Pat Dileo and Derrick Chambers (an independent member) to the Board, joining Sheldon Karasik and Michael Miller (subject to the new Board of Directors’ approval), on the newly constituted 4 or 5 person Board of Directors, as the case may be; (iv) NuAxess and/or PR345 shall fund or cause to be funded $100,000 into an account designated by the management of the MMMM Mining Subsidiaries as working capital for the operations of those subsidiaries; and (v) the parties shall amend and/or modify the Equity Financing Agreement with Crown Bridge Partners, LLC (“CBP”), entered on or about October 1, 2018, to provide that 20% of all proceeds from the Equity financing Agreement and any subsequent financing or offering received by the Company, will be paid and deposited into an account designated by the MMMM Mining Subsidiaries for the sole benefit and use in the operations of the operations of the MMMM Mining Subsidiaries, for use primarily as working capital for in furtherance of their mining operations.

The parties also agreed that: (i) within 30 days of the Closing, NuAxess, PR345, MMMM and their designated representatives or third-party investors selected by NuAxess and/or PR345 and approved by MMMM, which approval will not be unreasonably withheld, shall, assuming funding is received, make an additional payment of $400,000 to the MMMM Mining Subsidiaries and, in the event such anticipated financing is not received, the Company will be obligated to deliver to the MMMM Mining Subsidiaries the first $400,000 of debt or equity raised by the Company within 5 business days of receipt of such new financing.; and (ii) the Company and the management of the MMMM Mining Subsidiaries consisting of Sheldon Karasik and other individuals designated by Sheldon Karasik (the “Mining Management”), shall enter into an Option Agreement, in a form mutually agreed prior to the Closing (the “MBO Agreement”) pursuant to which the Mining Management shall have the exclusive right to exercise at any time the purchase of 75% of the shares and any other equity interests of the MMMM Mining Subsidiaries by a Mining Management or an entity created and controlled by the Mining Management, in consideration for a payment of $10 to the Company and assumption by the Mining Management of 100% of the liabilities of the MMMM Mining Subsidiaries. The MBO Agreement shall also provide that the Management Group shall have full and exclusive control over the management of the daily operations of the MMMM Mining Subsidiaries prior to the exercise of the Option and the closing of the MDO Agreement.

3

In addition to the Conditions to Closing contained in Section 1.03, Article II of the SEA’s contain standard representations and warranties of NuAxess and PR345 and their respective shareholders (see Article II in Exhibits 2.1 and 2.2). Article III of the SEA’s contain standard representations and warranties of the Company (see Article III in Exhibits 2.1 and 2.2). Among the Covenants in Article IV in the SEA’s is Section 4.08 which provides the common stock shareholders with anti-dilution protection in relation to the newly issued Series C and Series D Convertible Preferred Shares (see Section 4.08 in Exhibits 2.1 and 2.2).

The foregoing is a summary of the SEA’s and reference is made to the express terms and conditions of the SEA’s, attached as Exhibits 2.1 and 2.2 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The Company’s authorized capital stock consists of 10,000,000 shares of preferred stock, par value $.10 per share. On March 21, 2019, the Company filed with the Secretary of State of the State of Idaho the Certificate of Designation for Series B Super Voting Preferred Stock, 1 share of which was authorized and was issued to Sheldon Karasik, the Company’s CEO and Chairman of its Board of Directors Board of Directors authorized the issuance of 1 share of Series B Super Voting Preferred Stock to Sheldon Karasik, the Company’s CEO and Chairman of its Board of Directors. Reference is made to Exhibit 99.1, the Certificate of Designation of the Series B Super Voting Preferred Stock, for the Preferences, Rights, Limitations, Qualifications and Restrictions of the Series B Super Voting Preferred Stock, which was filed as Exhibit 99.1 to the Company’s Form 8-K filed on March 21, 2019 On March 27, 2019, the Board of Directors authorized the issuance of: (i) 400,000 shares of newly designated Series C Convertible Preferred Stock to IDH Holdings 2 and Sunlight Financial, the 75% owners of NuAxess and PR345, respectively, with 200,000 shares of Series C Preferred Stock issuable to each; and (ii) 400,000 shares of newly designated Series D Convertible Preferred Stock to Draper, Inc., a Nevada corporation, and Carriage House, Inc., a Delaware corporation, with 200,000 shares issuable to each, in exchange for their shares in NuAxess and PR345, respectively. The Company contemplates the filing with the Secretary of State of Idaho of the Certificates of Designation for the Series C and Series D Preferred Stock prior to the Closing, which filings will constitute an amendment to the Company’s Articles of Incorporation. (see Exhibits 99.2 and 99.3 for the terms of the Series C Convertible Preferred Stock and Series D Convertible Preferred Stock).

The shareholders of NuAxess own 100% of the issued and outstanding capital stock of NuAxess (the NuAxess Shares”), which Shares are owned 75% by IDH Holdings 2, Inc., a Delaware corporation with an address at 122 Dickenson Avenue, Toms River, New Jersey 08753 (“IDH”) and 12.5% are owed by each of Draper, Inc., a Nevada corporation with offices located at 35 Crest Loop, Staten Island, New York 10312 (“Draper”) and Carriage House Inc., a Nevada corporation with offices located at 6953 Amboy Road, Staten Island, New York 10309 (“Carriage House”). Pat Dileo is President of NuAxess and he is the principal of IDH.

The shareholders of PR345 own 100% of the issued and outstanding capital stock of PR345 (the PR345 Shares”), which Shares are owned 75% by Sunlight Financial, LLC, a Texas limited liability company (Sunlight”), 12.5% are owned by each of Draper and Carriage House. Joshua Rebecca and Carl Dorvil are the principals of PR345.

The disclosures set forth in Item 1.01 above are incorporated in this Item 3.02.

 Item 3.03 Material Modification to Rights of Security Holders.

The disclosures set forth in Item 1.01 above are incorporated in this Item 3.03.

4

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Closing: (i) Mr. Felix Keller (a member of the Board since October 23, 2017) shall resign as a member of the Board of Directors of the Company; and (ii) the Board of Directors of the Company shall appoint Carl Dorvil, Pat Dileo and Derrick Chambers to the Board, joining Sheldon Karasik and Michael Miller (subject to the new Board of Directors’ approval), on the newly constituted 4 or 5 person Board of Directors, as the case may be. Mr. Derrick Chambers and Mr. Michael Miller shall serve as independent directors.

Carl Dorvil, age 35, Director: Mr. Dorvil served as the Chief Executive Officer and Chairman of the Board of GEX Management, Inc., OTCQB: GXXM, a reporting public company, from 2004 until October 15, 2018. Carl Dorvil founded Group Excellence, LLC, a tutoring and mentoring company, in 2004. The company quickly grew to more than six hundred employees. In 2011, Group Excellence was on Inc. 500’s annual list of the 500 fastest growing private companies in the United States.In response to rapid growthh, Mr. Dorvil developed GEX Management to facilitate the back-office functions of his company, providing Group Excellence with human resources, IT, accounting/bookkeeping, In 2016 GEX Management revised its business model to provide staffing and back-office services to a wide variety of industries in order to expand the Company’s footprint, thereby building on the previous 12-year history of exceptional client service. On February 23, 2018, the US Secretary of Commerce, Wilbur Ross, mentioned at the ”African American Leaders in the White House: Education, Business and Policy” that Dorvil was ”the youngest African American CEO ever to take a company public in U.S. history.”

Mr. Dorvil has also served as a managing partner at P413 Management, LLC, a strategy and consulting firm that focuses on non-profit entities and consulting related to the expansion of corporate community outreach programs, from 2011 to present, and serves as Managing Partner at Vicar Capital Partners, LLC, a licensed capital advisory firm, from 2013 to present.

Mr. Dorvil graduated from Southern Methodist University (“SMU”) in 2005 with three majors -- Public Policy, Economics, and Psychology, all with Distinction. Mr. Dorvil continued his education post undergraduate studies at SMU and received his MBA from the Cox School of Business. In 2004, he founded Group Excellence, a mentoring and tutoring company, out of his dorm room at SMU. The company started with a $20,000 grant from Texas Instrument Foundation. Since its inception, Group Excellence provided over 800,000 hours of tutoring to students around the country and created over 2,000 jobs. In 2011, Mr. Dorvil sold the company to a Dallas-based investor group. Two years later, he bought it back for 10% of the original sale price. After stabilizing the business, Mr. Dorvil converted it into a nonprofit.

In 2010, Mr. Dorvil received the Minority Business Leader Award from the Dallas Business Journal (“DBJ”) and Group Excellence was included in the “Top 100 on SMU’s Dallas 100 Fastest-Growing Businesses” list. In 2011, Mr. Dorvil was the youngest-ever honoree on the DBJ’s 40 Under Forty, and Group Excellence was the fifth on the Inc. 500 list of fastest-growing companies in the United States. Mr. Dorvil is a regular contributor to Forbes, with his most recent article being “Challenges and Opportunities When Doing Business with the Government”.

Pat Dileo, Director: Pat Dileo has over 25 years of proven entrepreneurial, financial and management experience in both guiding his own companies and providing strategic advice and guidance to the CEOs of various public and private corporations. Since 2018, Mr. Dileo has served as President of NuAxess 2, Inc., a Delaware corporation that uses its reference-based medical provider pricing method for its proprietary Health Benefit Plans (HBP) and reinsurance risk assessment for small to midsize employer groups and their employees.

Mr. Dileo was also a founder of Consumer Care Solutions, Inc., a company he created in August 2004, as Essential Planning Group, and whose former chairman was the late Gerald (‘Jerry’) Tsai, Jr., a world-renowned Wall Street fund manager and financier who pioneered the use of performance funds in money management during the 1950s and 1960s, and later turned American Can Company into the financial services giant Primerica for Citigroup.

5

Prior to Consumer Care Solutions, Inc. Mr. Dileo was part of the management team active in establishing a patented technology for making municipal biosolids a recyclable fertilizer material via U.S. E.P.A. and was an owner and secretary of the private company that purchased a fertilizer company in Arkansas and acquired several long-term municipal biosolid contracts, including New York City DEP and Yonkers, NY. This company was subsequently sold to the largest national public company that ran municipal waste facilities throughout America.

From 1995 to 1998, Mr. Dileo was a vice president and director of Compost America Holding Company, Inc., a public reporting company traded on OTCBB: CAHC, a municipal solid waste and organic recycling company

Derrick Chambers, age 41, Director: From 2016 to the present, Derrick Chambers has served as Director of the University of Florida Alumni Association, responsible for fundraising and donations for the University’s Athletic Department. From 2011 to the present, Mr. Chambers has been the owner and founder of DCMG LLC, a New York based company engaged in independent consulting specializing in financial services in the areas of high net worth, professional sports and education. Mr. Chambers was a captain of the University of Florida NCAA Division 1 football team for two years under renowned Coach Steve Spurrier and played in the NFL for three years with the Carolina Panthers and Jacksonville Jaguars. Following his NFL career, he studied University of Oxford in England, studying politics, philosophy, and history. He was a member of the Oxford Rugby team at St. Peter’s College. Thereafter, Mr. Chambers studies at Princeton Seminary where he served as a Princeton Academic-Athletic fellow at Princeton. The academic-athletic fellows are made up of faculty and administrators who mentor student athletes at Princeton.

As a member of the National Football League Players Association (NFLPA), Derrick is focused on financial literacy and advisory services for professional athletes and entertainers. Derrick is a Board member of the Youth Leadership foundation of Washington, D.C.

The disclosures set forth in Item 1.01 above are incorporated in this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures set forth in Item 1.01 above are incorporated in this Item 5.03.

Item 8.01 Other Events.

The disclosures set forth in Item 1.01 above are incorporated in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Share Exchange Agreement between Mineral Mountain Mining & Milling Company and PR345, Inc., dated March 22, 2019, filed herewith.
2.2	Share Exchange Agreement between Mineral Mountain Mining & Milling Company and NuAxess 2, Inc., dated March 22, 2019, filed herewith.
99.1	Certificate of Designation of Series C Preferred Stock, filed herewith
99.2	Certificate of Designation of Series D Preferred Shares, filed herewith
99.3	Certificate of Designation of Series B Super Voting Preferred Stock, filed as an Exhibit to the Registrant’s Form 8-K on March 21, 2019.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mineral Mountain Mining & Milling Company

Dated: March 27, 2019	By:	/s/ Sheldon Karasik
Sheldon Karasik
Chief Executive Officer (Principal Executive Officer)

7